UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2005
NAVISITE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27597 (Commission File Number)	52-2137343 (IRS Employer Identification No.)

400 Minuteman Road Andover, Massachusetts (Address of principal executive offices)	01810 (Zip code)
(978) 682-8300
(Registrant’s telephone number, including area code):
Not applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 Asset Purchase Agreement
EX-99.2 Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     On July 29, 2005, NaviSite, Inc. (“NaviSite”), Lexington Acquisition Corp., a wholly owned subsidiary of NaviSite (collectively with NaviSite, the “Seller”), and Navint Consulting, LLC (the “Buyer”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which the Seller sold substantially all of its rights, title and interests in and to its business of marketing and selling Microsoft Business Solutions products and related services (the “Business”). Under the terms of the Asset Purchase Agreement, Buyer agreed to pay $3,500,000 to Seller, subject to adjustment as described in the Asset Purchase Agreement and assumed certain liabilities of Seller relating to the Business.
     NaviSite paid $750,000 of the net proceeds to Waythere, Inc. (formerly known as Surebridge, Inc.) (“Waythere”) as a mandatory prepayment under certain promissory notes made and issued by NaviSite to Waythere. NaviSite expects to use the remainder of the net proceeds for general corporate and working capital purposes.
     The foregoing description of the Asset Purchase Agreement and the sale of the Business are subject to, and qualified in its entirety by, the Asset Purchase Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference. A copy of the press release issued by NaviSite on August 1, 2005 concerning the foregoing transaction is filed herewith as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
Explanatory Note Regarding Exhibits
     Representations and warranties contained in the negotiated agreement that has been filed herewith or incorporated herein may be subject to exceptions and qualifications contained in separate disclosure schedules, may represent the parties’ risk allocation in the particular transaction, may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or may cease to be true as of any given date. Accordingly, investors should not rely on or assume the accuracy of such representations and warranties in any assessment of NaviSite.
(c) The exhibits listed in the Exhibit Index immediately preceding such exhibits are filed with this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2005	NAVISITE, INC.

/s/ John J. Gavin, Jr.

John J. Gavin, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Asset Purchase Agreement by and among NaviSite, Inc., Lexington Acquisition Corp. and Navint Consulting, LLC dated July 29, 2005

99.2	Press Release dated August 1, 2005